                                                                    EXHIBIT 99.1

                          CADENCE DESIGN SYSTEMS, INC.
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                       OCTOBER 2, 2004 AND JANUARY 3, 2004
                                 (IN THOUSANDS)


                                                                     OCTOBER 2,          JANUARY 3,
                                                                        2004                2004
                                                                     ----------          ----------
                                                                     (UNAUDITED)
Current Assets:
     Cash and cash equivalents                                       $  423,557          $  384,525
     Short-term investments                                              28,943              33,898
     Receivables, net of allowance for doubtful accounts of
        $9,832 and $9,067, respectively                                 355,692             348,680
     Inventories                                                         20,293              16,926
     Prepaid expenses and other                                          67,725              58,212
                                                                     ----------          ----------
        Total current assets                                            896,210             842,241

Property, plant and equipment, net                                      394,723             403,847
Goodwill                                                                988,919             922,797
Acquired intangibles, net                                               218,869             237,508
Installment contract receivables, net                                    85,986             121,627
Other assets                                                            235,259             289,882
                                                                     ----------          ----------
Total Assets                                                         $2,819,966          $2,817,902
                                                                     ==========          ==========
Current Liabilities:
     Accounts payable and accrued liabilities                           244,820             243,450
     Current portion of deferred revenue                                250,559             238,478
                                                                     ----------          ----------
        Total current liabilities                                       495,379             481,928
                                                                     ----------          ----------
Long-term Liabilities:
     Long-term portion of deferred revenue                               18,019              16,287
     Convertible notes                                                  420,000             420,000
     Other long-term liabilities                                        292,490             327,406
                                                                     ----------          ----------
        Total long-term liabilities                                     730,509             763,693
                                                                     ----------          ----------

Stockholders' Equity                                                  1,594,078           1,572,281
                                                                     ----------          ----------
Total Liabilities and Stockholders' Equity                           $2,819,966          $2,817,902
                                                                     ==========          ==========

                          CADENCE DESIGN SYSTEMS, INC.
                 Condensed Consolidated Statements of Operations
  For the Quarters and Nine Months Ended October 2, 2004 and September 27, 2003
                    (In thousands, except per share amounts)
                                   (Unaudited)

                                                                             QUARTERS ENDED              NINE MONTHS ENDED
                                                                       --------------------------   ---------------------------
                                                                       October 2,   September 27,   October 2,    September 27,
                                                                         2004           2003          2004            2003
                                                                       ---------    -------------   ---------     -------------
Revenue:
    Product                                                            $ 183,030      $ 151,962      $ 503,053      $ 461,194
    Services                                                              34,447         33,773        104,064        100,962
    Maintenance                                                           84,104         83,025        247,267        246,237
                                                                       ---------      ---------      ---------      ---------

       Total revenue                                                     301,581        268,760        854,384        808,393
                                                                       ---------      ---------      ---------      ---------
Costs and Expenses:
    Cost of product                                                       25,033         15,418         58,590         49,663
    Cost of services                                                      23,132         22,678         69,526         71,529
    Cost of maintenance                                                   12,643         13,266         39,813         43,399
    Marketing and sales                                                   76,736         80,758        238,131        246,993
    Research and development                                              85,300         84,179        263,541        257,677
    General and administrative                                            22,917         18,814         62,890         65,598
    Amortization of acquired intangibles                                  12,741         16,357         44,672         46,263
    Amortization of deferred stock compensation                            5,772         11,626         21,924         25,558
    Legal settlements                                                       --          (14,500)          --          (14,500)
    Restructuring and other charges                                        1,036         62,874          9,400         64,226
    Write-off of acquired in-process technology                            2,000          2,000          9,000          7,500
                                                                       ---------      ---------      ---------      ---------

       Total costs and expenses                                          267,310        313,470        817,487        863,906
                                                                       ---------      ---------      ---------      ---------

         Income (loss) from operations                                    34,271        (44,710)        36,897        (55,513)

    Interest expense                                                      (1,564)        (2,392)        (4,820)        (3,706)
    Other income (expense), net                                           (4,172)         1,208        (10,016)       (10,199)
                                                                       ---------      ---------      ---------      ---------

         Income (loss) before provision (benefit) for income taxes        28,535        (45,894)        22,061        (69,418)

    Provision (benefit) for income taxes                                   8,904        (31,438)         7,382        (36,620)
                                                                       ---------      ---------      ---------      ---------

         Net income (loss)                                             $  19,631      $ (14,456)     $  14,679      $ (32,798)
                                                                       =========      =========      =========      =========


Basic net income (loss) per share                                      $    0.07      $   (0.05)     $    0.05      $   (0.12)
                                                                       =========      =========      =========      =========

Diluted net income (loss) per share                                    $    0.07      $   (0.05)     $    0.05      $   (0.12)
                                                                       =========      =========      =========      =========

Weighted average common shares outstanding                               270,509        266,755        271,514        267,605
                                                                       =========      =========      =========      =========

Weighted average common and potential common shares
    outstanding - assuming dilution                                      274,877        266,755        280,050        267,605
                                                                       =========      =========      =========      =========

                          CADENCE DESIGN SYSTEMS, INC.
                 Condensed Consolidated Statements of Cash Flows
        For the Nine Months Ended October 2, 2004 and September 27, 2003
                                 (In thousands)
                                   (Unaudited)

                                                                                         NINE MONTHS ENDED
                                                                                    ---------------------------
                                                                                    OCTOBER 2,    SEPTEMBER 27,
                                                                                      2004            2003
                                                                                    ---------     -------------
Cash and Cash Equivalents at Beginning of Period                                    $ 384,525      $ 371,327
                                                                                    ---------      ---------
Cash Flows from Operating Activities:
   Net  Income (loss)                                                                  14,679        (32,798)
   Adjustments to reconcile net income (loss) to net cash provided by operating activities:
      Depreciation and amortization                                                   138,510        143,347
      Amortization of deferred stock compensation                                      23,078         25,558
      Equity in loss from investments, net                                             16,867          7,059
      Gain on sale of investments                                                      (7,297)          --
      Write-off of investment securities                                                3,028          4,785
      Write-off of acquired in-process technology                                       9,000          7,500
      Non-cash restructuring and other charges                                           --           19,035
      Proceeds from sale of receivables                                                15,198         33,661
      Provisions for losses on trade accounts receivable and sales returns              2,168         16,598
      Other non-cash items                                                              1,008          3,309
      Changes in operating assets and liabilities, net of effect of acquired and disposed businesses:
         Receivables                                                                    6,411         69,414
         Inventories                                                                   (3,367)        (5,527)
         Prepaid expenses and other                                                    (4,470)       (11,357)
         Installment contract receivables                                               6,514        (74,949)
         Other assets                                                                   8,301         20,842
         Accounts payable and accrued liabilities                                     (24,700)       (74,741)
         Deferred revenue                                                              13,295        (19,668)
         Other long-term liabilities                                                   15,721        (21,102)
                                                                                    ---------      ---------
            Net cash provided by operating activities                                 233,944        110,966
                                                                                    ---------      ---------
Cash Flows from Investing Activities:
  Proceeds from sale and maturities of short-term investments -
    available-for-sale                                                                  3,557           --
  Proceeds from the sale of long-term investments                                       6,942           --
  Proceeds from sale of equipment                                                       3,625          9,147
  Purchases of property, plant and equipment                                          (46,788)       (54,998)
  Purchases of software licenses                                                         (757)        (2,282)
  Investment in venture capital partnerships and equity investments                   (17,353)       (34,341)
  Net cash paid  in business combinations                                            (115,170)      (140,854)
                                                                                    ---------      ---------
           Net cash used for investing activities                                    (165,944)      (223,328)
                                                                                    ---------      ---------
Cash Flows from Financing Activities:
  Proceeds from credit facility                                                          --           45,000
  Principal payments on credit facility and capital leases                               (354)       (98,424)
  Proceeds from issuance of convertible notes                                            --          420,000
  Payment of convertible notes issuance costs                                          (1,920)       (11,463)
  Proceeds from sale of common stock warrants                                            --           56,441
  Purchase of call options                                                               --         (134,637)
  Proceeds from issuance of common stock                                               65,842         54,323
  Purchases of treasury stock                                                         (94,103)      (210,952)
                                                                                    ---------      ---------
           Net cash provided by (used for) financing activities                       (30,535)       120,288
                                                                                    ---------      ---------
Effect of exchange rate changes on cash                                                 1,567         14,950
                                                                                    ---------      ---------
Net increase in cash and cash equivalents                                              39,032         22,876
                                                                                    ---------      ---------
Cash and Cash Equivalents at End of Period                                          $ 423,557      $ 394,203
                                                                                    =========      =========

                          CADENCE DESIGN SYSTEMS, INC.
                                   (UNAUDITED)


REVENUE MIX BY GEOGRAPHY (% OF TOTAL REVENUE)

                                                     2003                                       2004
                                -----------------------------------------------      -----------------------------
GEOGRAPHY                        Q1        Q2        Q3        Q4         Year        Q1          Q2          Q3
---------                       -----------------------------------------------      -----------------------------
North America                    55%       54%       59%       64%         58%        53%         57%         56%
Europe                           17%       15%       19%       16%         17%        16%         19%         20%
Japan                            20%       22%       13%       13%         17%        22%         14%         15%
Asia                              8%        9%        9%        7%          8%         9%         10%          9%
TOTAL                           100%      100%      100%      100%        100%       100%        100%        100%



REVENUE MIX BY PRODUCT GROUP (% OF TOTAL REVENUE)

                                                     2003                                       2004
                                -----------------------------------------------      -----------------------------
PRODUCT GROUP                    Q1        Q2        Q3        Q4         Year        Q1          Q2          Q3
-------------                   -----------------------------------------------      -----------------------------
Functional Verification          20%       18%       18%       20%         19%        20%         20%         18%
Digital IC Design                24%       22%       27%       20%         23%        25%         21%         24%
Custom IC Design                 27%       28%       27%       27%         27%        27%         24%         27%
Design for Manufacturing          9%       10%        7%       13%         10%         6%          9%         12%
System Interconnect               8%        9%        8%       10%          9%        10%          9%          8%
Services & Other                 12%       13%       13%       10%         12%        12%         17%         11%
TOTAL                            100%      100%      100%      100%        100%       100%        100%        100%


Note: Product Group total revenue includes Product + Maintenance